Exhibit 99.1

GLOBAL NET LEASE ANNOUNCES RELEASE DATE

FOR THIRD QUARTER 2023 RESULTS

NEW YORK – October 12, 2023 – Global Net Lease, Inc. (NYSE: GNL) (“GNL” or the “Company”) announced today it will release its financial results for the third quarter ended September 30, 2023 on Tuesday, November 7, 2023 after the close of trading on the New York Stock Exchange.

The Company will host a conference call and audio webcast on Wednesday, November 8, 2023, beginning at 1:00 p.m. ET, to discuss the third quarter results and provide commentary on business performance. The results will be released before the call which will be conducted by GNL’s management team. A question and answer session will follow the prepared remarks.

Dial-in instructions for the conference call and the replay are outlined below. This conference call will also be broadcast live over the internet and can be accessed by all interested parties through the GNL website, www.globalnetlease.com, in the "Investor Relations" section. To listen to the live call, please go to the "Investor Relations" section of the Company's website at least 15 minutes prior to the start of the call to register and download any necessary audio software. For those who are not able to listen to the live broadcast, a replay will be available shortly after the call on the GNL website.

Conference Call Details

Live Call

Dial-In (Toll Free): 1-866-652-5200

International Dial-In: 1-412-317-6060

Conference Replay*

Domestic Dial-In (Toll Free): 1-844-512-2921

International Dial-In: 1-412-317-6671

Conference Replay Number: 10181965

*Available from 5:00 p.m. ET on November 8, 2023 through February 8, 2024.

About Global Net Lease, Inc.

Global Net Lease, Inc. is a publicly traded real estate investment trust listed on the NYSE, which focuses on acquiring and managing a global portfolio of income producing net lease assets across the United States, and Western and Northern Europe. Additional information about GNL can be found on its website at www.globalnetlease.com.

Important Notice

The statements in this press release that are not historical facts may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the outcome to be materially different. The words such as "may," "will," "seeks," "anticipates," "believes," "expects," "estimates," "projects," "plans," "intends," "should" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside of GNL's control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include the risks associated with the recently completed merger with The Necessity Retail REIT, Inc. and the internalization of GNL's property management and advisory functions; the geopolitical instability due to the ongoing military conflict between Russia and Ukraine, including related sanctions and other penalties imposed by the U.S. and European Union, and the related impact on GNL, GNL's tenants and the global economy and financial markets; that any potential future acquisition by GNL is subject to market conditions and capital availability and may not be identified or completed on favorable terms, or at all; and those risks and uncertainties set forth in the Risk Factors section of GNL's most recent Annual Report on Form 10-K for the year ended December 31, 2022, its Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2023 and June 30, 2023, and its Current Report on Form 8-K filed on September 18, 2023, and all other filings with the Securities and Exchange Commission after that date, as such risks, uncertainties and other important factors may be updated from time to time in GNL's subsequent reports. Further, forward-looking statements speak only as of the date they are made, and GNL undertakes no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

Contacts:

Investors and Media:

Email: investorrelations@globalnetlease.com

Phone: (332) 265-2020